UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2007

Paladin Holdings, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	00-50059	94-3371514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2344 Woodridge Avenue, Kingsport, Tennessee 37664

(Address of principal executive offices)

(423) 247-9560

(Registrant’s telephone number, including area code)

Bad Toys Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 16, 2007, the Company announced in a press release that, effective August 17, 2007, the Company’s common shares will begin trading under the Company’s new ticker symbol ‘PLHI.OB’. The press release is furnished on Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1      Press Release dated August 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paladin Holdings, Inc.

By:	/s/ Larry N. Lunan
Larry N. Lunan, President

Dated: August 16, 2007